EXHIBIT 99.2

Financial Supplement

September 30, 2006

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited
Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-3
	- Summary Consolidated Balance Sheets	4
	- Consolidated Premiums by Line of Business	5
	- Consolidating Statement of Operations	6-7

III.	Segment Results
	- Insurance-North American	8
	- Insurance-Overseas General	9
	- Global Reinsurance	10-11
	- Financial Services	12
	- Life Insurance and Reinsurance	13

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	14
	- Reinsurance Recoverable Analysis	15-18
	- Investment Portfolio	19
	- Net Realized and Unrealized Gains (Losses)	20
	- Capital Structure	21
	- Computation of Basic and Diluted Earnings Per Share	22

V.	Other Disclosures
	- Non-GAAP Financial Measures	23
	- Book Value per Ordinary Share	24
	- Comprehensive Income	25
	- Glossary	26

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended September 30		% Change 3Q-06 vs. 3Q-05	Nine months ended September 30		% Change YTD-06 vs. YTD-05
	2006	2005		2006	2005
Gross premiums written	$4,297	$4,261	1%	$13,391	$13,017	3%
Net premiums written	$2,790	$2,889	-3%	$9,166	$9,164	0%
Net premiums earned	$3,088	$3,091	0%	$8,799	$8,889	-1%
Net investment income	$414	$320	29%	$1,173	$910	29%
Net income	$578	$(112)	NM	$1,640	$792	107%
Income excluding net realized gains (losses) and cumulative effect (1)	$652	$(187)	NM	$1,708	$711	140%
Comprehensive income	$1,094	$(223)	NM	$1,876	$499	276%
Operating cash flow	$1,333	$1,093	22%	$3,301	$2,306	43%
Property and Casualty Combined ratio
Loss and loss expense ratio	59.9%	90.0%		60.5%	72.2%
Underwriting and administrative expense ratio	25.8%	26.0%		27.3%	26.2%

Combined ratio	85.7%	116.0%		87.8%	98.4%
Annualized ROE*	20.6%	-8.1%		18.4%	9.5%
Annualized ROE, excluding FAS 115*	21.0%	-8.5%		19.1%	10.1%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	21%	-4%		20%	26%
Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.96	$(0.70)	NM	$5.13	$2.34	119%
Net income	$1.73	$(0.43)	NM	$4.92	$2.63	87%
Book value per ordinary share	$39.74	$33.51	19%	$39.74	$33.51	19%
Tangible book value per ordinary share	$31.60	$24.14	31%	$31.60	$24.14	31%
Weighted average basic ordinary shares outstanding	321.9	284.8		321.5	284.0
Weighted average diluted ordinary shares outstanding	326.7	284.8		326.5	288.7
Debt/ total capitalization	13.4%	15.9%		13.4%	15.9%

(1)	See page 23 Non-GAAP Financial Measures.

(2)	The denominator for diluted loss per share for the three months ended September 30, 2005 does not include the dilutive effect of other dilutive securities. The incremental shares from assumed conversions are not included in computing diluted loss per share amounts as these shares are considered anti-dilutive.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Property and Casualty(1)
Gross premiums written	$4,223	$4,514	$4,400	$3,757	$3,989	$13,137	$12,447	$16,204
Net premiums written	2,716	2,996	3,200	2,596	2,616	8,912	8,595	11,191
Net premiums earned	3,002	2,809	2,708	2,786	2,773	8,519	8,269	11,055
Losses and loss expenses	1,797	1,716	1,639	2,139	2,494	5,152	5,973	8,112
Policy acquisition costs	432	422	413	414	417	1,267	1,221	1,635
Administrative expenses	344	328	390	289	301	1,062	935	1,224

P&C underwriting income (loss)	$429	$343	$266	$(56)	$(439)	$1,038	$140	$84
Financial Services underwriting income (loss)	(7)	(7)	(8)	—	(58)	(22)	(43)	(43)
Life underwriting income excluding investment income	25	20	20	17	15	65	45	62
Net investment income	414	390	369	354	320	1,173	910	1,264
Net realized gains (losses)	(113)	(7)	7	(25)	83	(113)	101	76
Interest expense	46	45	43	46	43	134	128	174
Other (income) expense	(6)	(13)	(8)	4	(25)	(27)	(36)	(32)
Income tax expense (benefit)	130	134	134	4	15	398	269	273
Cumulative effect of a change in accounting principle, net of tax	—	—	4	—	—	4	—	—
Net income (loss)	$578	$573	$489	$236	$(112)	$1,640	$792	$1,028

Net realized gains (losses)	(113)	(7)	7	(25)	83	(113)	101	76
Tax expense (benefit) on net realized gains (losses)	(39)	(1)	(1)	(17)	8	(41)	20	3
Cumulative effect of a change in accounting principle, net of tax	—	—	4	—	—	4	—	—

Income (loss) excluding net realized gains (losses) and cumulative effect (2)	$652	$579	$477	$244	$(187)	$1,708	$711	$955

% Change versus prior year period(1)
Property and Casualty net premiums written	4%	6%	2%	2%	-1%	4%	2%	2%
Property and Casualty net premiums earned	8%	1%	-1%	2%	3%	3%	8%	7%
Other ratios
Net premiums written/gross premiums written	64%	66%	73%	69%	66%	68%	69%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	21%	19%	22%	8%	-4%	20%	26%	22%

(1)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 23 Non-GAAP Financial Measures.

Consolidated Results	Page 2

ACE Limited
Consolidated Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Combined ratio
Loss and loss expense ratio	60.2%	61.6%	61.2%	76.5%	92.6%	61.0%	73.9%	74.5%
Policy acquisition cost ratio	14.4%	14.9%	15.2%	15.0%	13.9%	14.8%	14.1%	14.3%
Administrative expense ratio	11.4%	11.7%	14.2%	10.5%	10.1%	12.4%	10.9%	10.8%

Combined ratio	86.0%	88.2%	90.6%	102.0%	116.6%	88.2%	98.9%	99.6%

Property and Casualty (1)

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Combined ratio (1)
Loss and loss expense ratio	59.9%	61.1%	60.5%	76.8%	90.0%	60.5%	72.2%	73.4%
Policy acquisition cost ratio	14.4%	15.0%	15.3%	14.8%	15.1%	14.9%	14.8%	14.8%
Administrative expense ratio	11.4%	11.7%	14.4%	10.4%	10.9%	12.4%	11.4%	11.0%

Combined ratio	85.7%	87.8%	90.2%	102.0%	116.0%	87.8%	98.4%	99.2%

Large losses and other items (1)
Catastrophe and other large losses (before tax)	$6	$2	$3	$360	$756	$11	$759	$1,119
Prior period development - unfavorable (favorable)(2)	$16	$(16)	$(38)	$25	$27	$(38)	$83	$108

(1)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. See Financial Services schedule for details related to that segment.

(2)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 3

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	September 30 2006	June 30 2006	March 31 2006	December 31 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$27,069	$25,962	$25,411	$24,285
Fixed maturities held to maturity, at amortized cost	3,081	3,141	3,107	3,076
Equity securities, at fair value	1,553	1,416	1,600	1,507
Short-term investments, at fair value	3,009	3,125	2,452	2,299
Other investments	817	719	687	675

Total investments	35,529	34,363	33,257	31,842
Cash	544	552	398	512
Securities lending collateral	2,034	1,285	1,782	1,723
Insurance and reinsurance balances receivable	3,733	3,941	3,742	3,343
Reinsurance recoverable	14,729	15,270	15,569	15,463
Deferred policy acquisition costs	1,081	1,090	1,032	930
Prepaid reinsurance premiums	1,686	1,708	1,505	1,346
Goodwill	2,655	2,703	2,703	2,703
Deferred tax assets	1,164	1,243	1,271	1,314
Investments in partially owned insurance companies	917	894	885	876
Other assets	2,361	2,341	2,703	2,388

Total assets	$66,433	$65,390	$64,847	$62,440

Liabilities
Unpaid losses and loss expenses	$35,149	$35,564	$35,508	$35,055
Unearned premiums	6,676	6,963	6,554	5,884
Future policy benefits for life and annuity contracts	516	521	519	521
Insurance and reinsurance balances payable	2,467	2,484	2,346	2,405
Deposit liabilities	346	348	318	350
Securities lending payable	2,034	1,285	1,782	1,723
Payable for securities purchased	1,461	1,466	1,588	701
Accounts payable, accrued expenses and other liabilities	1,666	1,426	1,475	1,395
Income taxes payable	166	138	179	174
Short-term debt	500	800	300	300
Long-term debt	1,632	1,620	1,812	1,811
Trust preferred securities	309	309	309	309

Total liabilities	52,922	52,924	52,690	50,628
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	12,943	12,414	11,907	11,480
Accumulated other comprehensive income (AOCI)	568	52	250	332

Total shareholders’ equity	13,511	12,466	12,157	11,812

Total liabilities and shareholders’ equity	$66,433	$65,390	$64,847	$62,440

Book value per ordinary share (1)	$39.74	$36.60	$35.68	$34.81
Tangible book value per ordinary share (1)	$31.60	$28.29	$27.37	$26.45

(1)	See page 23 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 4

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-06	% of Total Consolidated	3Q-05	% of Total Consolidated	% Change 3Q-06 vs. 3Q-05	YTD 2006	% of Total Consolidated	YTD 2005	% of Total Consolidated	% Change YTD-06 vs. YTD-05
Net premiums written
Property and all other	$812	29%	$757	26%	7%	$2,697	29%	$2,541	28%	6%
Casualty	1,569	56%	1,555	54%	1%	5,153	56%	5,097	56%	1%
Personal accident	335	12%	304	11%	10%	1,062	12%	957	10%	11%

Total P&C	2,716	97%	2,616	91%	4%	8,912	97%	8,595	94%	4%

Life	69	3%	61	2%	13%	196	2%	181	2%	8%
Financial Services	5	0%	212	7%	-98%	58	1%	388	4%	-85%

Total Consolidated	$2,790	100%	$2,889	100%	-3%	$9,166	100%	$9,164	100%	0%

Net premiums earned
Property and all other	$930	30%	$820	27%	13%	$2,452	28%	$2,441	28%	0%
Casualty	1,716	56%	1,637	53%	5%	5,018	57%	4,900	55%	2%
Personal accident	356	11%	316	10%	13%	1,049	12%	928	10%	13%

Total P&C	3,002	97%	2,773	90%	8%	8,519	97%	8,269	93%	3%

Life	69	2%	61	2%	13%	196	2%	181	2%	8%
Financial Services	17	1%	257	8%	-93%	84	1%	439	5%	-81%

Total Consolidated	$3,088	100%	$3,091	100%	0%	$8,799	100%	$8,889	100%	-1%

Line Of Business	Page 5

ACE Limited
Consolidating Statement of Operations
Three months ended September 30, 2006 and 2005
(in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life Insurance & Reinsurance	ACE Consolidated
September 30, 2006
Gross premiums written	$2,545	$1,387	$291	$—	$4,223	$5	$69	$4,297
Net premiums written	1,454	978	284	—	2,716	5	69	2,790
Net premiums earned	1,530	1,099	373	—	3,002	17	69	3,088
Losses and loss expenses	1,069	532	196	—	1,797	21	—	1,818
Life and annuity benefits	—	—	—	—	—	—	29	29
Policy acquisition costs	143	217	72	—	432	2	7	441
Administrative expenses	128	155	16	45	344	1	8	353

Underwriting income (loss)	190	195	89	(45)	429	(7)	25	447
Net investment income	192	97	56	22	367	36	11	414
Net realized gains (losses)	(35)	(32)	2	(35)	(100)	1	(14)	(113)
Interest expense	6	—	—	40	46	—	—	46
Other (income) expense	8	(3)	—	—	5	(11)	—	(6)
Income tax expense (benefit)	68	63	9	(14)	126	4	—	130

Net income (loss)	265	200	138	(84)	519	37	22	578
Net realized gains (losses)	(35)	(32)	2	(35)	(100)	1	(14)	(113)
Tax expense (benefit) on net realized gains (losses)	(32)	(6)	(1)	—	(39)	—	—	(39)

Income (loss) excluding net realized gains (losses) (1)	$268	$226	$135	$(49)	$580	$36	$36	$652

September 30, 2005
Gross premiums written	$2,250	$1,328	$411	$—	$3,989	$211	$61	$4,261
Net premiums written	1,307	929	380	—	2,616	212	61	2,889
Net premiums earned	1,338	1,027	408	—	2,773	257	61	3,091
Losses and loss expenses	1,173	685	637	(1)	2,494	310	—	2,804
Life and annuity benefits	—	—	—	—	—	—	35	35
Policy acquisition costs	134	205	78	—	417	2	7	426
Administrative expenses	96	143	16	46	301	3	4	308

Underwriting income (loss)	(65)	(6)	(323)	(45)	(439)	(58)	15	(482)
Net investment income	139	82	45	9	275	35	10	320
Net realized gains (losses)	10	17	7	37	71	7	5	83
Interest expense	6	—	1	36	43	—	—	43
Other (income) expense	(1)	5	1	—	5	(30)	—	(25)
Income tax expense (benefit)	10	23	(12)	(15)	6	10	(1)	15

Net income (loss)	69	65	(261)	(20)	(147)	4	31	(112)
Net realized gains (losses)	10	17	7	37	71	7	5	83
Tax expense (benefit) on net realized gains (losses)	2	5	1	—	8	—	—	8

Income (loss) excluding net realized gains (losses) (1)	$61	$53	$(267)	$(57)	$(210)	$(3)	$26	$(187)

(1)	See page 23 Non-GAAP Financial Measures.

Segment 2006 Qtr	Page 6

ACE Limited
Consolidating Statement of Operations
Nine months ended September 30, 2006 and 2005
(in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life Insurance & Reinsurance	ACE Consolidated
September 30, 2006
Gross premiums written	$7,369	$4,456	$1,312	$—	$13,137	$58	$196	$13,391
Net premiums written	4,406	3,207	1,299	—	8,912	58	196	9,166
Net premiums earned	4,164	3,224	1,131	—	8,519	84	196	8,799
Losses and loss expenses	2,878	1,683	590	1	5,152	94	—	5,246
Life and annuity benefits	—	—	—	—	—	—	91	91
Policy acquisition costs	405	630	232	—	1,267	6	17	1,290
Administrative expenses	364	452	48	198	1,062	6	23	1,091

Underwriting income (loss)	517	459	261	(199)	1,038	(22)	65	1,081
Net investment income	535	273	159	68	1,035	108	30	1,173
Net realized gains (losses)	(70)	(24)	(7)	13	(88)	(2)	(23)	(113)
Interest expense	16	—	—	118	134	—	—	134
Other (income) expense	8	3	1	—	12	(39)	—	(27)
Income tax expense (benefit)	244	163	29	(50)	386	13	(1)	398
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	—	4

Net income (loss)	714	542	383	(182)	1,457	110	73	1,640
Net realized gains (losses)	(70)	(24)	(7)	13	(88)	(2)	(23)	(113)
Tax expense (benefit) on net realized gains (losses)	(40)	1	(2)	(1)	(42)	1	—	(41)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	—	4

Income (loss) excluding net realized gains (losses) and cumulative effect (1)	$744	$567	$388	$(200)	$1,499	$113	$96	$1,708

September 30, 2005
Gross premiums written	$6,744	$4,387	$1,316	$—	$12,447	$389	$181	$13,017
Net premiums written	4,144	3,181	1,270	—	8,595	388	181	9,164
Net premiums earned	3,942	3,191	1,136	—	8,269	439	181	8,889
Losses and loss expenses	3,013	1,904	1,048	8	5,973	463	—	6,436
Life and annuity benefits	—	—	—	—	—	—	108	108
Policy acquisition costs	381	612	228	—	1,221	5	17	1,243
Administrative expenses	318	429	47	141	935	14	11	960

Underwriting income (loss)	230	246	(187)	(149)	140	(43)	45	142
Net investment income	412	236	124	12	784	97	29	910
Net realized gains (losses)	13	69	7	(20)	69	16	16	101
Interest expense	16	—	2	110	128	—	—	128
Other (income) expense	—	16	3	—	19	(55)	—	(36)
Income tax expense (benefit)	171	124	6	(53)	248	23	(2)	269

Net income (loss)	468	411	(67)	(214)	598	102	92	792
Net realized gains (losses)	13	69	7	(20)	69	16	16	101
Tax expense (benefit) on net realized gains (losses)	1	17	1	—	19	1	—	20

Income (loss) excluding net realized gains (losses) (1)	$456	$359	$(73)	$(194)	$548	$87	$76	$711

(1)	See page 23 Non-GAAP Financial Measures.

Segment 2006 YTD	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$2,545	$2,612	$2,212	$2,086	$2,250	$7,369	$6,744	$8,830
Net premiums written	1,454	1,498	1,454	1,306	1,307	4,406	4,144	5,450
Net premiums earned	1,530	1,336	1,298	1,343	1,338	4,164	3,942	5,285
Losses and loss expenses	1,069	934	875	1,105	1,173	2,878	3,013	4,118
Policy acquisition costs	143	119	143	111	134	405	381	492
Administrative expenses	128	121	115	91	96	364	318	409

Underwriting income (loss)	190	162	165	36	(65)	517	230	266
Net investment income	192	175	168	153	139	535	412	565
Net realized gains (losses)	(35)	(29)	(6)	(19)	10	(70)	13	(6)
Interest expense	6	5	5	5	6	16	16	21
Other (income) expense	8	1	(1)	14	(1)	8	—	14
Income tax expense (benefit)	68	88	88	37	10	244	171	208

Net income	265	214	235	114	69	714	468	582
Net realized gains (losses)	(35)	(29)	(6)	(19)	10	(70)	13	(6)
Tax expense (benefit) on net realized gains (losses)	(32)	(6)	(2)	(9)	2	(40)	1	(8)

Income (loss) excluding net realized gains (losses) (1)	$268	$237	$239	$124	$61	$744	$456	$580

Combined ratio
Loss and loss expense ratio	69.9%	69.9%	67.4%	82.3%	87.7%	69.1%	76.4%	77.9%
Policy acquisition cost ratio	9.3%	8.9%	11.0%	8.3%	10.0%	9.7%	9.7%	9.3%
Administrative expense ratio	8.4%	9.1%	8.9%	6.7%	7.2%	8.8%	8.1%	7.7%

Combined ratio	87.6%	87.9%	87.3%	97.3%	104.9%	87.6%	94.2%	94.9%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$—	$—	$—	$114	$203	$—	$203	$317
Prior period development - unfavorable (favorable)	$29	$9	$(2)	$30	$22	$36	$95	$125
% Change versus prior year period
Net premiums written	11%	6%	2%	9%	-4%	6%	6%	7%
Net premiums earned	14%	1%	1%	8%	7%	6%	15%	13%
Other ratios
Net premiums written/gross premiums written	57%	57%	66%	63%	58%	60%	61%	62%

(1)	See page 23 Non-GAAP Financial Measures.

Insurance-North American	Page 8

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$1,387	$1,485	$1,584	$1,388	$1,328	$4,456	$4,387	$5,775
Net premiums written	978	1,083	1,146	1,014	929	3,207	3,181	4,195
Net premiums earned	1,099	1,086	1,039	1,048	1,027	3,224	3,191	4,239
Losses and loss expenses	532	585	566	679	685	1,683	1,904	2,583
Policy acquisition costs	217	219	194	224	205	630	612	836
Administrative expenses	155	152	145	137	143	452	429	566

Underwriting income (loss)	195	130	134	8	(6)	459	246	254
Net investment income	97	91	85	83	82	273	236	319
Net realized gains (losses)	(32)	4	4	(18)	17	(24)	69	51
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	(3)	—	6	—	5	3	16	16
Income tax expense (benefit)	63	44	56	(17)	23	163	124	107

Net income	200	181	161	90	65	542	411	501
Net realized gains (losses)	(32)	4	4	(18)	17	(24)	69	51
Tax expense (benefit) on net realized gains (losses)	(6)	5	2	(4)	5	1	17	13

Income excluding net realized gains (losses) (1)	$226	$182	$159	$104	$53	$567	$359	$463

Combined ratio
Loss and loss expense ratio	48.4%	53.8%	54.5%	64.8%	66.8%	52.2%	59.7%	60.9%
Policy acquisition cost ratio	19.8%	20.1%	18.7%	21.3%	20.0%	19.6%	19.2%	19.7%
Administrative expense ratio	14.0%	14.1%	13.9%	13.2%	13.8%	14.0%	13.4%	13.4%

Combined ratio	82.2%	88.0%	87.1%	99.3%	100.6%	85.8%	92.3%	94.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$3	$—	$—	$80	$121	$3	$121	$201
Prior period development - unfavorable (favorable)	$(16)	$(21)	$(39)	$9	$10	$(76)	$(4)	$5
% Change versus prior year period
Net premiums written	5%	2%	-4%	-6%	-5%	1%	-2%	-3%
Net premiums earned	7%	1%	-4%	-7%	-5%	1%	1%	-1%
Other ratios
Net premiums written/gross premiums written	71%	73%	72%	73%	70%	72%	73%	73%

(1)	See page 23 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$291	$417	$604	$283	$411	$1,312	$1,316	$1,599
Net premiums written	284	415	600	276	380	1,299	1,270	1,546
Net premiums earned	373	387	371	395	408	1,131	1,136	1,531
Losses and loss expenses	196	197	197	354	637	590	1,048	1,402
Policy acquisition costs	72	84	76	79	78	232	228	307
Administrative expenses	16	18	14	13	16	48	47	60

Underwriting income (loss)	89	88	84	(51)	(323)	261	(187)	(238)
Net investment income	56	55	48	49	45	159	124	173
Net realized gains (losses)	2	(3)	(6)	(11)	7	(7)	7	(4)
Interest expense	—	—	—	1	1	—	2	3
Other (income) expense	—	—	1	1	1	1	3	4
Income tax expense (benefit)	9	8	12	5	(12)	29	6	11

Net income (loss)	138	132	113	(20)	(261)	383	(67)	(87)
Net realized gains (losses)	2	(3)	(6)	(11)	7	(7)	7	(4)
Tax expense (benefit) on net realized gains (losses)	(1)	(1)	—	(1)	1	(2)	1	—

Income (loss) excluding net realized gains (losses) (1)	$135	$134	$119	$(10)	$(267)	$388	$(73)	$(83)

Combined ratio
Loss and loss expense ratio	52.5%	51.0%	53.0%	89.6%	156.2%	52.2%	92.3%	91.6%
Policy acquisition cost ratio	19.5%	21.7%	20.4%	20.0%	19.1%	20.5%	20.1%	20.1%
Administrative expense ratio	4.2%	4.6%	3.9%	3.4%	4.0%	4.2%	4.1%	3.9%

Combined ratio	76.2%	77.3%	77.3%	113.0%	179.3%	76.9%	116.5%	115.6%

Large losses and other items
Catastrophe and other large losses (before tax)	$3	$2	$3	$166	$432	$8	$435	$601
Prior period development - unfavorable (favorable)	$3	$(4)	$3	$(14)	$(5)	$2	$(8)	$(22)

(1)	See page 23 Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
% Change versus prior year period
Net premiums written	-25%	14%	14%	-1%	26%	2%	3%	2%
Net premiums earned	-9%	4%	4%	10%	16%	0%	10%	10%
Other ratios
Net premiums written/gross premiums written	98%	100%	99%	98%	92%	99%	97%	97%

Global Reinsurance - By Division

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written
Tempest Europe	$60	$56	$104	$60	$78	$220	$232	$292
Tempest USA	178	249	295	193	234	722	710	903
Tempest Bermuda	53	112	205	30	99	370	374	404

Total	$291	$417	$604	$283	$411	$1,312	$1,316	$1,599

Net premiums written
Tempest Europe	$58	$53	$101	$58	$74	$212	$222	$280
Tempest USA	177	249	295	193	231	721	705	898
Tempest Bermuda	49	113	204	25	75	366	343	368

Total	$284	$415	$600	$276	$380	$1,299	$1,270	$1,546

Net premiums earned
Tempest Europe	$66	$68	$70	$74	$79	$204	$221	$295
Tempest USA	210	231	215	222	223	656	665	887
Tempest Bermuda	97	88	86	99	106	271	250	349

Total	$373	$387	$371	$395	$408	$1,131	$1,136	$1,531

Net premiums written/gross premiums written
Tempest Europe	97%	95%	97%	97%	95%	96%	96%	96%
Tempest USA	99%	100%	100%	100%	99%	100%	99%	99%
Tempest Bermuda	92%	101%	100%	83%	76%	99%	92%	91%

Total NPW/GPW	98%	100%	99%	98%	92%	99%	97%	97%

Global Reinsurance 2	Page 11

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Financial Services

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$5	$3	$50	$(30)	$211	$58	$389	$359
Net premiums written	5	4	49	(35)	212	58	388	353
Net premiums earned	17	31	36	6	257	84	439	445
Losses and loss expenses	21	32	41	(4)	310	94	463	459
Policy acquisition costs	2	2	2	6	2	6	5	11
Administrative expenses	1	4	1	4	3	6	14	18

Underwriting income (loss)	(7)	(7)	(8)	—	(58)	(22)	(43)	(43)
Net investment income	36	37	35	36	35	108	97	133
Net realized gains (losses)	1	(3)	—	6	7	(2)	16	22
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	(11)	(14)	(14)	(10)	(30)	(39)	(55)	(65)
Income tax expense (benefit)	4	5	4	(7)	10	13	23	16

Net income	37	36	37	59	4	110	102	161
Net realized gains (losses)	1	(3)	—	6	7	(2)	16	22
Tax expense (benefit) on net realized gains (losses)	—	1	—	(3)	—	1	1	(2)

Income (loss) excluding net realized gains (losses) (1)	$36	$40	$37	$50	$(3)	$113	$87	$137

Combined ratio
Loss and loss expense ratio	119.6%	106.0%	113.8%	-66.6%	120.7%	112.0%	105.4%	103.0%
Policy acquisition cost ratio	9.1%	6.0%	6.4%	91.8%	0.9%	6.8%	1.3%	2.6%
Administrative expense ratio	11.4%	9.2%	4.1%	64.7%	1.4%	7.5%	3.2%	4.0%

Combined ratio	140.1%	121.2%	124.3%	89.9%	123.0%	126.3%	109.9%	109.6%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$—	$—	$—	$240	$—	$240	$240
Prior period development - unfavorable (favorable)	$1	$2	$6	$(17)	$2	$9	$(5)	$(22)
% Change versus prior year period
Net premiums written	-98%	-73%	-70%	-230%	212%	-85%	34%	12%
Net premiums earned	-93%	-66%	-60%	-94%	132%	-81%	4%	-14%
Other ratios
Net premiums written/gross premiums written	100%	133%	98%	117%	100%	100%	100%	98%

(1)	See page 23 Non-GAAP Financial Measures.

Financial Services	Page 12

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life Insurance and Reinsurance

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$69	$66	$61	$67	$61	$196	$181	$248
Net premiums written	69	66	61	67	61	196	181	248
Net premiums earned	69	66	61	67	61	196	181	248
Life and annuity benefits	29	34	28	35	35	91	108	143
Policy acquisition costs	7	4	6	7	7	17	17	24
Administrative expenses	8	8	7	8	4	23	11	19
Net investment income	11	9	10	7	10	30	29	36

Life underwriting income (1)	36	29	30	24	25	95	74	98
Net realized gains (losses)	(14)	(1)	(8)	3	5	(23)	16	19
Income tax expense (benefit)	—	—	(1)	—	(1)	(1)	(2)	(2)

Net income	22	28	23	27	31	73	92	119
Net realized gains (losses)	(14)	(1)	(8)	3	5	(23)	16	19
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (2)	$36	$29	$31	$24	$26	$96	$76	$100

(1)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(2)	See page 23 Non-GAAP Financial Measures.

Life	Page 13

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2004	$31,483	$13,966	$17,517	$23,201	$8,427	$14,774	$8,282	$5,539	$2,743
Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,821	15,386	8,219	5,534	2,685
Losses and loss expenses incurred	2,811	968	1,843	2,791	957	1,834	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. revaluation)	(217)	(71)	(146)	(190)	(71)	(119)	(27)	—	(27)

Balance at June 30, 2005	32,101	13,500	18,601	24,097	8,140	15,957	8,004	5,360	2,644
Losses and loss expenses incurred	5,016	2,212	2,804	4,942	2,194	2,748	74	18	56
Losses and loss expenses paid	(2,342)	(892)	(1,450)	(2,187)	(799)	(1,388)	(155)	(93)	(62)
Other (incl. foreign exch. revaluation)	(101)	(55)	(46)	(101)	(54)	(47)	—	(1)	1

Balance at September 30, 2005	34,674	14,765	19,909	26,751	9,481	17,270	7,923	5,284	2,639
Losses and loss expenses incurred	2,956	821	2,135	2,804	705	2,099	152	116	36
Losses and loss expenses paid	(2,485)	(969)	(1,516)	(2,291)	(897)	(1,394)	(194)	(72)	(122)
Other (incl. foreign exch. revaluation)	(90)	(20)	(70)	(90)	(20)	(70)	—	—	—

Balance at December 31, 2005	35,055	14,597	20,458	27,174	9,269	17,905	7,881	5,328	2,553
Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509
Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	$35,564	$14,171	$21,393	$28,064	$9,151	$18,913	$7,500	$5,020	$2,480
Losses and loss expenses incurred	2,582	764	1,818	2,588	797	1,791	(6)	(33)	27
Losses and loss expenses paid	(2,395)	(975)	(1,420)	(2,223)	(893)	(1,330)	(172)	(82)	(90)
Other (Randall Sale)	(808)	(320)	(488)	—	—	—	(808)	(320)	(488)
Other (incl. foreign exch. revaluation)	206	69	137	199	69	130	7	—	7

Balance at September 30, 2006	$35,149	$13,709	$21,440	$28,628	$9,124	$19,504	$6,521	$4,585	$1,936

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service—Middle Market Worker's Comp. reserves and the pre-1997 Westchester Specialty reserves.

Loss Reserve Rollforward	Page 14

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Reinsurance recoverable on paid losses and loss expenses
Active operations	$855	$1,008	$940	$811
Brandywine	346	313	314	307
Westchester Run-off	37	41	59	53
Other Run-off	25	18	18	20

Total	$1,263	$1,380	$1,331	$1,191

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,794	$9,799	$10,072	$9,936
Brandywine	3,565	3,954	4,057	4,240
Westchester Run-off	676	683	683	699
Other Run-off	135	180	179	184

Total	$14,170	$14,616	$14,991	$15,059

Gross reinsurance recoverable
Active operations	$10,649	$10,807	$11,012	$10,747
Brandywine	3,911	4,267	4,371	4,547
Westchester Run-off	713	724	742	752
Other Run-off	160	198	197	204

Total	$15,433	$15,996	$16,322	$16,250

Provision for uncollectible reinsurance
Active operations	$(527)	$(538)	$(565)	$(586)
Brandywine	(161)	(166)	(164)	(174)
Westchester Run-off	(6)	(10)	(9)	(11)
Other Run-off	(10)	(12)	(15)	(16)

Total	$(704)	$(726)	$(753)	$(787)

Net reinsurance recoverable
Active operations	$10,122	$10,269	$10,447	$10,161
Brandywine	3,750	4,101	4,207	4,373
Westchester Run-off	707	714	733	741
Other Run-off	150	186	182	188

Total	$14,729	$15,270	$15,569	$15,463

Reinsurance Recoverable	Page 15

ACE Limited
Reinsurance Recoverable Analysis - 2
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	June 30, 2006
Categories	Recoverable	Provision	% of Gross
Top 10 reinsurers	$5,398	$65	1.2%
Other reinsurers balances >$20 million	2,435	83	3.4%
Other reinsurers balances <$20 million	667	57	8.5%
Mandatory pools and government agencies	596	3	0.5%
Structured settlements	220	1	0.5%
Captives	1,131	1	0.1%
Other(1)	360	328	91.1%

Total	$10,807	$538	5.0%

At June 30, 2006, $7.9 billion of the active operations’ recoverables were from rated reinsurers, of which 95.6% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.0 billion, of which $1.7 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group AXA Berkshire Hathaway Insurance Group Chubb Insurance Group Everest Re Group Hannover Group Lloyd’s Of London Munich Re Group Swiss Re Group XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA

Catalina Holdings Ltd

CIGNA

CNA Insurance Companies

Converium Group

Dow Chemical Co

Electric Insurance Company

Endurance Specialty Holdings Ltd

Fairfax Financial

Federal Crop Insurance Corporation

FM Global Group

Gerling Global Group

Independence Blue Cross Group

ING Groep NV

IPCRe Limited

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

PMA Capital Corporation

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

St Paul Travelers Companies

Tawa UK Ltd

Toa Reinsurance Company

White Mountains Insurance Group

WR Berkley Corporation

Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 16

ACE Limited
Reinsurance Recoverable Analysis - 3
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	June 30, 2006
Categories	Recoverable	Provision	% of Gross
Top 10 reinsurers	$8,465	$100	1.2%
Other reinsurers balances >$20 million	3,686	161	4.4%
Other reinsurers balances <$20 million	896	82	9.2%
Mandatory pools and government agencies	606	3	0.5%
Structured settlements	522	2	0.4%
Captives	1,219	2	0.2%
Other(1)	602	376	62.5%

Total	$15,996	$726	4.5%

At June 30, 2006, $12.1 billion of ACE Limited recoverables were from rated reinsurers, of which 94.5% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group Berkshire Hathaway Insurance Group Chubb Insurance Group Equitas Everest Re Group Hannover Group Lloyd’s Of London Munich Re Group Swiss Re Group XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Allstate Group

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA

AXA

Castlewood Holdings Limited

Catalina Holdings Ltd

CIGNA

CNA Insurance Companies

Converium Group

Dominion Insurance Co Ltd

Dow Chemical Co

Dukes Place Holdings

Electric Insurance Company

Endurance Specialty Holdings Ltd

Fairfax Financial

Federal Crop Insurance Corporation

FM Global Group

Gerling Global Group

Hartford Insurance Group

Independence Blue Cross Group

ING Groep NV

IPCRe Limited

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Millea Holdings

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

PMA Capital Corporation

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

St Paul Travelers Companies

Tawa UK Ltd

Toa Reinsurance Company

Trenwick Group

White Mountains Insurance Group

WR Berkley Corporation

Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 17

ACE Limited
Reinsurance Recoverable Analysis - 4
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2005	$710	$481	$1,191
Provision at 12/31/05	32	304	336
% of gross	4.5%	63.2%	28.2%

Net balance at December 31, 2005 (3)	$678	$177	$855

Gross balance at March 31, 2006	$869	$462	$1,331
Provision at 3/31/06	49	277	326
% of gross	5.6%	60.0%	24.5%

Net balance at March 31, 2006 (3)	$820	$185	$1,005

Gross balance at June 30, 2006	$988	$392	$1,380
Provision at 6/30/06	62	229	291
% of gross	6.3%	58.4%	21.1%

Net balance at June 30, 2006 (3)	$926	$163	$1,089

Gross balance at September 30, 2006	$904	$359	$1,263
Provision at 9/30/06	53	199	252
% of gross	5.9%	55.4%	20.0%

Net balance at September 30, 2006 (3)	$851	$160	$1,011

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 18

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Market Value
Fixed maturities available for sale	$27,069	$25,962	$25,411	$24,285
Fixed maturities held to maturity	3,051	3,050	3,045	3,055
Short-term investments	3,009	3,125	2,452	2,299

Total	$33,129	$32,137	$30,908	$29,639

Asset Allocation by Market Value
Treasury	$1,603	$1,695	$1,873	$1,956
Agency	1,732	1,637	1,633	1,506
Corporate	7,445	7,365	7,530	7,646
Mortgage-backed securities	10,514	9,833	9,082	8,363
Asset-backed securities	2,149	2,100	2,349	1,981
Municipal	608	604	557	504
Non-US	6,069	5,778	5,432	5,384
Short-term investments	3,009	3,125	2,452	2,299

Total	$33,129	$32,137	$30,908	$29,639

Credit Quality by Market Value
AAA	$21,936	$21,363	$19,938	$18,985
AA	2,630	2,358	2,556	2,108
A	4,115	4,157	4,317	4,350
BBB	2,251	2,117	2,076	2,083
BB	922	912	906	945
B	1,208	1,159	1,064	1,106
Other	67	71	51	62

Total	$33,129	$32,137	$30,908	$29,639

Cost/Amortized Cost
Fixed maturities available for sale	$26,924	$26,376	$25,591	$24,273
Fixed maturities held to maturity	3,081	3,141	3,107	3,076
Short term investments	3,008	3,125	2,452	2,299

Subtotal	33,013	32,642	31,150	29,648
Equity securities	1,297	1,215	1,325	1,280
Other investments	653	564	590	592

Total	$34,963	$34,421	$33,065	$31,520

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.0 years	3.2 years	3.1 years	2.9 years
Avg. market yield of fixed maturities	5.4%	5.7%	5.4%	5.0%
Avg. credit quality	AA	AA	AA	AA

Investments	Page 19

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended September 30, 2006			Nine months ended September 30, 2006
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(116)	$559	$443	$(241)	$130	$(111)
Equity securities	24	55	79	124	29	153
Equity and fixed income derivatives	(25)	—	(25)	(5)	—	(5)
Foreign exchange gains (losses)	(4)	—	(4)	(11)	—	(11)
Other	—	9	9	2	68	70

Total inv. portfolio gains (losses)	(121)	623	502	(131)	227	96
Sale of run-off reinsurance subsidiaries	9	—	9	9	—	9
Other FAS 133 adjustments	(1)	—	(1)	9	—	9

Total gains (losses)	(113)	623	510	(113)	227	114
Income tax expense (benefit)	(39)	111	72	(41)	44	3

Net gains (losses)	$(74)	$512	$438	$(72)	$183	$111

(1)     The quarter includes impairments of $106M for fixed maturities and $3M for equities. Year to date includes impairments of $186M for fixed maturities, $9M for equities and $6M for other investments.

	Three months ended September 30, 2005			Nine months ended September 30, 2005
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$11	$(197)	$(186)	$32	$(340)	$(308)
Equity securities	23	60	83	58	22	80
Equity and fixed income derivatives	41	—	41	(2)	—	(2)
Foreign exchange gains (losses)	(1)	—	(1)	(2)	—	(2)
Other	1	10	11	5	31	36

Total inv. portfolio gains (losses)	75	(127)	(52)	91	(287)	(196)
Other FAS 133 adjustments	8	—	8	10	—	10

Total gains (losses)	83	(127)	(44)	101	(287)	(186)
Income tax expense (benefit)	8	(29)	(21)	20	(54)	(34)

Net gains (losses)	$75	$(98)	$(23)	$81	$(233)	$(152)

(2)	The quarter includes impairments of $4M for fixed maturities, $4M for equities and $2M for other investments. Year to date includes impairments of $28M for fixed maturities, $6M for equities and $2M for other investments.

Investment Gain (Losses)	Page 20

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	September 30 2006	June 30 2006	March 31 2006	December 31 2005	December 31 2004
Total short-term debt	$500	$800	$300	$300	$146
Total long-term debt	1,632	1,620	1,812	1,811	1,849

Total debt	2,132	2,420	2,112	2,111	1,995

Total trust preferreds	309	309	309	309	412

Perpetual preferred	557	557	557	557	557
Ordinary shareholders’ equity	12,954	11,909	11,600	11,255	9,288

Total shareholders’ equity	$13,511	$12,466	$12,157	$11,812	$9,845

Total capitalization	$15,952	$15,195	$14,578	$14,232	$12,252
Tangible shareholders’ equity (1)	$10,856	$9,763	$9,454	$9,109	$7,145
Leverage ratios
Debt/ total capitalization	13.4%	15.9%	14.5%	14.8%	16.3%
Debt plus trust preferreds/ total capitalization	15.3%	18.0%	16.6%	17.0%	19.6%
Debt/ tangible equity	19.6%	24.8%	22.3%	23.2%	27.9%
Debt plus trust preferreds/ tangible equity	22.5%	28.0%	25.6%	26.6%	33.7%
Debt plus total preferred stock/ total capitalization	18.8%	21.6%	20.4%	20.9%	24.2%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 21

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2006	2005	2006	2005
Numerator
Income excluding net realized gains (losses) and cumulative effect(1)	$652	$(187)	$1,708	$711
Perpetual preferred dividend	(11)	(11)	(33)	(33)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	641	(198)	1,675	678
Net realized gains (losses), net of income tax	(74)	75	(72)	81

Net income available to the holders of ordinary shares excluding cumulative effect	567	(123)	1,603	759
Cumulative effect of a change in accounting principle, net of tax	—	—	4	—

Net income available to the holders of ordinary shares	$567	$(123)	$1,607	$759

Rollforward of ordinary shares
Ordinary shares - beginning of period	325,371,481	288,073,439	323,322,586	284,478,525
Issued under employee stock purchase plan	101,359	106,858	202,891	216,269
Stock (cancelled) granted	(19,016)	(311,587)	989,164	1,029,125
Issued for option exercises	502,718	803,740	1,441,901	2,948,531

Ordinary shares - end of period	325,956,542	288,672,450	325,956,542	288,672,450

Denominator
Weighted average shares outstanding	321,857,427	284,777,017	321,502,413	284,016,708
Effect of other dilutive securities	4,848,763	5,060,953	5,005,317	4,704,056

Adj. wtd. avg. shares outstanding and assumed conversions	326,706,190	289,837,970	326,507,730	288,720,764

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.99	$(0.70)	$5.21	$2.38
Net realized gains (losses), net of income tax	(0.23)	0.27	(0.23)	0.29
Cumulative effect of a change in accounting principle, net of tax	—	—	0.01	—

Net income	$1.76	$(0.43)	$4.99	$2.67

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.96	$(0.70)	$5.13	$2.34
Net realized gains (losses), net of income tax	(0.23)	0.27	(0.22)	0.29
Cumulative effect of a change in accounting principle, net of tax	—	—	0.01	—

Net income	$1.73	$(0.43)	$4.92	$2.63

(1)	See page 23 Non-GAAP Financial Measures.

Earnings per share	Page 22

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 24.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses) and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Net income (loss), as reported	$578	$573	$489	$236	$(112)	$1,640	$792	$1,028
Net realized gains (losses)	(113)	(7)	7	(25)	83	(113)	101	76
Income tax expense (benefit) on net realized gains (losses)	(39)	(1)	(1)	(17)	8	(41)	20	3
Cumulative effect of a change in accounting principle, net of tax	—	—	4	—	—	4	—	—

Income (loss) excluding net realized gains (losses) and cumulative effect	$652	$579	$477	$244	$(187)	$1,708	$711	$955

Reconciliation Non-GAAP	Page 23

ACE Limited
Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share

	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Shareholders’ equity	$13,511	$12,466	$12,157	$11,812
Proceeds from issuance of preferred shares	(557)	(557)	(557)	(557)

Numerator for book value per share calculation	12,954	11,909	11,600	11,255
Less: goodwill	2,655	2,703	2,703	2,703

Numerator for tangible book value per share	$10,299	$9,206	$8,897	$8,552

Denominator	325,956,542	325,371,481	325,143,060	323,322,586

Book value per ordinary share	$39.74	$36.60	$35.68	$34.81
Tangible book value per ordinary share	$31.60	$28.29	$27.37	$26.45

Reconciliation Book Value	Page 24

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-06	2Q-06	1Q-06	4Q-05	3Q-05	YTD 2006	YTD 2005	Full Year 2005
Net income (loss)	$578	$573	$489	$236	$(112)	$1,640	$792	$1,028
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	542	(264)	(117)	(113)	(78)	161	(132)	(245)
Reclassification adjustment for net realized gains (losses) included in net income	82	3	(15)	16	(47)	70	(151)	(135)
Amortization of net unrealized appreciation related to held to maturity securities	(1)	(2)	(1)	(2)	(2)	(4)	(4)	(6)
Change in cumulative translation adjustment	15	50	24	(35)	(25)	89	(104)	(139)
Minimum pension liability adjustment	(5)	(3)	(1)	1	1	(9)	7	8
Income tax (expense) benefit related to other comprehensive income items	(117)	18	28	24	40	(71)	91	115

Other comprehensive income (loss)	516	(198)	(82)	(109)	(111)	236	(293)	(402)

Comprehensive income (loss)	$1,094	$375	$407	$127	$(223)	$1,876	$499	$626

Comprehensive Income	Page 25

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders' equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders' equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Cumulative effect: The cumulative effect of a change in accounting principle is a benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses) and cumulative effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders' equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible book value per ordinary share: Ordinary shareholders' equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 26